UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 3, 2024

Elevai Labs Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41875	85-1399981
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o 120 Newport Center Drive, Ste. 250 Newport Beach, CA	92660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 866-794-4940

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ELAB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 3, 2024, the Board of Directors (the “Board”) of Elevai Labs Inc. (the “Company”) approved the Company entering into a one-year consulting agreement (the “Agreement”) with Santorio Biomedical, LLC (the “Consultant”) for the services of Mr. Deniel Mero, Director of Santorio Biomedical, LLC, whereby the Consultant will cause Mr. Mero to perform his services as outlined in Exhibit A to the Agreement and Consultant will be compensated on behalf of Mr. Mero by the Company in connection with his performance of such services. The Consultant will cause Mr. Mero, as an independently contracted consultant to primarily provide services to the Company’s wholly owned subsidiary Elevai Biosciences Inc., an Elevai Labs company which include but are not limited to, (i) discover, assess, and introduce biotechnology opportunities to the Company; (ii) advise the Board regarding certain strategic matters, including development of biotechnology pipeline assets, recruiting a contract research organization (CRO), assisting in efforts to recruit potential directors and team members to build the biotechnology division and forming a scientific advisory board; and (iii) to perform services for subsidiaries of the Company as may be necessary.

The Consultant will receive a $180,000 fee per year payable in monthly installments. In addition, the Consultant was granted 2,450,000 shares of restricted common stock (the “Shares”) payable in four installments over the course of ten months, which Mr. Mero will be deemed to beneficially own indirectly. Within one year after the final and fourth grant of the Shares, the Company has agreed to register the Shares under a registration statement to be filed with the United States Securities and Exchange Commission.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated in its entirety herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Description
10.1	Consulting Agreement with Santorio Biomedical, LLC
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2024

Elevai Labs, Inc.

By:	/s/ Jordan R. Plews
Name:	Jordan R. Plews
Title:	Chief Executive Officer, President and Director

2